Exhibit 10.6

Recipient Name:

Document Number:

COLABS INT’L, CORP.

A NEVADA CORPORATION

SERIES A PREFERRED STOCK OFFERING DOCUMENTS

Documents included in this package:

1.	Instructions for Payment

2.	Subscription Agreement

3.	Investor Representations and Warranties Agreement

4.	Securities Purchase Agreement

5.	Disclosure Documents

a.	Term Sheet for the Series A Preferred Stock Offering (attached herein);

b.	Certificate of Designation of the Series A Convertible Preferred Stock (attached herein); and

c.	Other such referenced Disclosure Documents may be found as publicly filed with the Securities and Exchange Commission at:

https://www.sec.gov/edgar/browse/?CIK=1584879

SUBSCRIPTION AGREEMENT

This Subscription Agreement is made by and between CoLabs Int’l, Corp., a Nevada corporation (the “Company”) and the name of the investor set forth on the signature page of this Agreement (the “Investor”) (the Company and the Investor may be referred to individually as a “Party” or collectively as the “Parties”) as of the date set forth on the signature page of this Agreement.

RECITALS

WHEREAS, the Company is offering up to a maximum of $300,000 of its Series A Convertible Preferred Stock (the “Series A Preferred Stock”) at a purchase price of $5.00 per share (the “Purchase Price”) of Series A Preferred Stock (the “Offering”);

WHEREAS, the Investor desires to subscribe for that number of shares of Series A Preferred Stock for the Purchase Price as set forth on the signature page of this Agreement; and

WHEREAS, this Subscription Agreement is part of a package of documents, including Instructions for Payment, a Securities Purchase Agreement, Investor Representations and Warranties Agreement, and Disclosure Documents, all of which are incorporated herein by reference (the “Transaction Documents”).

NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the Parties hereto as follows:

ARTICLE 1

THE SERIES A PREFERRED STOCK

Section 1.01. THE PURCHASE OF THE SERIES A PREFERRED STOCK.

The Investor is subscribing for the number of shares of Series A Preferred Stock set forth in the signature page of this Agreement (the “Series A Shares”). The purchase of the Series A Shares shall be evidenced by a Securities Purchase Agreement which shall be in the form attached hereto, the terms of which are hereby incorporated herein as if such Securities Purchase Agreement were fully set forth herein. The Parties agree and acknowledge that the Company has the right to reject any subscription it is sole discretion.

Section 1.02. CLOSING.

Upon acceptance of the Investor’s subscription (the “Closing”), all subscription proceeds will be deposited directly into the Company’s bank account and such funds will be immediately available for the Company’s use. The Company will conduct multiple closings for other or additional subscriptions in the Offering, if any, up to the maximum offering of $300,000 or when the Company makes a determination to close the Offering. The “Closing” will occur subject to the conditions in Articles III and IV having been satisfied.

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Section 1.03. DELIVERY.

Concurrently with the execution of this Agreement, the Investor shall deliver to the Company the Purchase Price for the Series A Shares and all documents in the Transaction Package signed by the Investor. On the Closing, the Company shall deliver to the Investor all documents in this package counter-signed by the Company. In the event that the Company does not accept the Investor’s subscription, in the Company’s sole and absolute discretion, such funds will be returned to the Investor.

Section 1.04. LEGENDS; SECURITIES NOT REGISTERED UNDER THE SECURITIES ACT OF 1933.

The Series A Shares have not been registered under the Securities Act of 1933, as amended (the “Act”). Each of the certificates of the Series A Preferred Stock shall bear substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

The Offering is not a public offering and is intended to be made pursuant to exemptions from registration as set forth in Section 4(2) of the Act and Regulation D as promulgated by the Securities and Exchange Commission (“SEC”) under the Act. This Offering is also intended to be exempt from the registration requirements of various state securities laws as may be applicable.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.01. INVESTOR REPRESENTATIONS AND WARRANTIES.

The Investor makes each and every one of the representations and warranties set forth in the document entitled Investor Representations and Warranties Agreement attached hereto and incorporated herein by this reference as if such document were set forth herein in its entirety.

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Section 2.02. COMPANY REPRESENTATIONS AND WARRANTIES.

The Company hereby represents, warrants, and covenants to the Investor as follows:

(a) The Company has been duly organized and validly existing as a corporation in good standing under the laws of the state of its incorporation. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing and where failure to so qualify would have a material effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates, and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its businesses as described in the Disclosure Documents (as hereinafter defined) and the Company is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, and permits and all federal, state, and local laws, rules, and regulations concerning the business in which it is engaged except where the failure so to do business in compliance would not have a material adverse effect on the business of the Company. The disclosures herein and in the Disclosure Documents concerning the effects of federal, state, and local regulation on the Company’s business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement and the Securities Purchase Agreement and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals, and orders required in connection herewith and therewith have been obtained or will have been obtained prior to the Closing Date. No consent, authorization, or order of, and no filing with any court, government agency, or other body is required for the issuance of the Series A Shares pursuant to this Agreement except with respect to applicable federal and state securities laws.

(b) This Agreement and the Transaction Package have been duly and validly authorized, executed, and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent that the enforceability hereof or thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect and affecting the rights of creditors generally; (B) limitations upon the power of a court to grant specific performance or any other equitable remedy; or (C) a finding by a court of competent jurisdiction that the indemnification provisions herein are in violation of public policy. The Series A Shares have been duly authorized and are validly issued, fully paid, and non-assessable; all corporate action required to be taken for the authorization, issue, and sale of such securities has been duly and validly taken; and to the best knowledge of the Company, the Series A Shares are not and will not be subject to the preemptive rights of any stockholder of the Company.

(c) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property owned or leased by it, free and clear of all liens, claims, encumbrances, security interests, and defects of any material nature whatsoever, except for Permitted Liens. “Permitted Liens” means liens, claims, encumbrances, security interests, and defects of any material nature whatsoever that are described in the Disclosure Documents or otherwise disclosed to the Investor.

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(d) There is no litigation or governmental proceeding pending or threatened against or involving the properties or business of the Company which the Company believes would materially adversely affect the value or the operation of the properties or the business of the Company, except as set forth in the Disclosure Documents.

(e) There has been no material adverse change in the condition or prospects for commercialization of the Company, financial or otherwise, as of the latest dates as of which such condition or prospects, respectively, are set forth in this Agreement and the Disclosure Documents; and the outstanding debt, property, and the business of the Company conform in all material respects to the descriptions thereof contained herein and therein.

(f) The Series A Shares shall conform in all respects to all statements in relation thereto contained herein or in the Disclosure Documents.

(g) The Company is not in material violation of its Articles of Incorporation or its 2nd Amended and Restated Bylaws. Neither the execution and delivery of this Agreement or the Securities Purchase Agreement, nor the issuance of the Series A Shares, nor the consummation of any of the transactions contemplated herein or in the Securities Purchase Agreement, nor the compliance by the Company with the terms and provisions contained herein, or in the Securities Purchase Agreement, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is subject; nor will such action result in any violation of the provisions of the Articles of Incorporation or the 2nd Amended and Restated Bylaws of the Company, or any statute or any order, rule, or regulation applicable to the Company of any court or of any federal, state, or other regulatory authority or other government body having jurisdiction over the Company; except for any conflict, breach, default, lien, charge, or encumbrance which does not have a material and adverse effect on the Company, any of its business, property, or assets or any transactions contemplated hereby or by the Securities Purchase Agreement.

(h) Subsequent to the dates as of which information is given in this Agreement or the Disclosure Documents, and except as may otherwise be indicated or contemplated herein or therein, the Company has not entered into any transaction other than in the ordinary course of business or declared or paid any dividend or made any other distribution on or in respect of its capital stock. The Investor acknowledges that the Company may conduct financing activities in the future which would result in the issuance of securities of the Company to third parties).

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(i) The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, other than Permitted Liens, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patents applications, and licenses necessary to conduct and material to their businesses (including, without limitation any such licenses or rights described herein as being owned or possessed by the Company), and there is no material claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, and licenses used in the conduct of the Company’s business (including, without limitation, any such licenses or rights described herein or in the Disclosure Documents as being owned or possessed by the Company); the Company’s current products, services, and processes do not and will not infringe on any patents currently held by third parties, to the best knowledge of the Company.

(j) Neither the Disclosure Documents nor any of the documents contained in this package contain any untrue statement of a material fact or omits to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein, considering the circumstances under which they were made, not misleading. All statements of material facts herein or therein (including, without limitation, any attachment, exhibit, or schedule hereto or thereto) are true and correct as of the date hereof and will be true and correct on the Closing Date.

(k) The Company shall use the proceeds from this Offering for general operating capital.

(l) Neither the Company, nor any of its respective officers, directors, employees, or agents, nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift, or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee, or agent of a customer or supplier, or official or employee of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign), or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal, or governmental litigation or proceeding; (B) if not given in the past, might have had a materially adverse effect on the assets, business, or operations of the Company as reflected in the financial statements delivered to the Investor, if any; or (C) if not continued in the future, might adversely affect the assets, business, operations, or prospects of the Company.

(m) The Company has not paid or promised to pay any form of compensation to any unlicensed finders, whether in the form of finder’s fees, origination fees, referral fees, or otherwise, in connection with this Offering.

ARTICLE III

CONDITIONS TO THE INVESTOR’S OBLIGATIONS

The obligation of the Investor to purchase the Series A Shares at Closing is subject to the following conditions:

(a) The representations and warranties of the Company contained herein shall be true and correct in all material respects on and as of the Closing.

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(b) There shall be no preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory, or administrative agency or commission, nor any statute, rule, regulation, or order promulgated or enacted by any governmental authority, prohibiting, or otherwise restraining the sale or purchase of the Series A Shares.

(c) On or prior to the Closing Date, the Investor shall have been furnished such documents, certificates, and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters set forth herein, or in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, or conditions herein contained.

(d) Prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition, prospects, or the business activities, financial or otherwise, of the Company as a whole, from the latest dates as of which such condition is set forth in this Subscription Agreement and the Disclosure Documents; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company from the latest date as of which the financial condition of the Company is set forth in this Subscription Agreement which is material to the Company and which has not been disclosed to the Investor in writing; (iii) the Company shall not be in default in any material respect under any provision of any instrument relating to any outstanding indebtedness; (iv) no material amount of the assets of the Company shall have been pledged or mortgaged; and (v) no action, suit, or proceeding, at law or in equity, shall have been pending or threatened against the Company or affecting any of its respective properties or businesses before or by any court of federal or state commission, board, or other administrative agency wherein an unfavorable decision, ruling, or finding could materially adversely affect the business, operations, prospects, or financial condition or income of the Company.

ARTICLE IV

CONDITIONS TO THE COMPANY’S OBLIGATIONS

The obligation of the Company to sell the Series A Shares under this Agreement at the Closing is subject to the following conditions:

(a) The representations and warranties of the Investor contained in the document entitled Investor Representations and Warranties Agreement attached hereto shall be true and correct in material respects on and as of the Closing.

(b) There shall be no preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory, or administrative agency or commission, nor any statute, rule, regulation, or order promulgated or enacted by any governmental authority, prohibiting, or otherwise restraining the sale or purchase of the Series A Shares.

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ARTICLE V

INDEMNIFICATION

(a) The Company hereby agrees to defend, indemnify, and hold harmless the Investor, their stockholders, directors, partners, employees, agents, attorneys, and each person, if any, who controls such Investor within the meaning of the Act against any and all losses, claims, damages, or liabilities to which such Investor or any such stockholder, director, partner, employee, agent, attorney, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained herein, in the Disclosure Documents, or in any statement made to or in any filing with the Securities and Exchange Commission (“SEC”) or to or with any state securities commission, bureau, or office (including any amendments thereto), or arise out of or based upon the omission or alleged omission to state herein or therein a material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading (unless such statements are made or omitted in reliance upon and in conformity with written information furnished to the Company with respect to such Investor by such Investor expressly for use herein or therein or any amendment hereof or supplement hereto), or any violation by the Company of the Act or state “blue sky” laws, or any breach by the Company of their obligations, representations, or warranties hereunder or with respect to the Series A Shares.

(b) The Investor hereby agrees to defend, indemnify, and hold harmless the Company and its respective stockholders, directors, employees, agents, and each person, if any, who controls any of the foregoing within the meaning of the Act against any and all losses, claims, damages, or liabilities to which the Company or any of the Company’s stockholders, directors, employees, agents, or controlling persons may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any written statement as it relates to the Offering, as made by the Investor, its stockholders, directors, partners, agents, or employees or any breach by such Investor of its obligations, representations, or warranties hereunder.

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(c) Promptly after receipt by an indemnified party under either subparagraph (a) or (b), as the case may be, of the notice of commencement of any action covered by subparagraph (a) or (b), such indemnified party shall within five business days notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify such indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent such indemnifying party has been materially prejudiced by such omission, shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification. If any action is brought against the indemnified party, it shall notify the indemnifying party in a timely manner, the indemnifying party will be entitled to participate in such action and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subparagraph for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expenses, participate in such defense by counsel chosen by it without, however, impairing the indemnifying party’s control of the defense. Notwithstanding anything to the contrary contained herein, the indemnified party shall have the right to choose its own counsel and control the defense of any action, all at the reasonable expense of the indemnifying party, if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party; (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action; or (iii) such indemnified party shall have reasonably concluded that there may be defenses available to such indemnified party that differ from the defenses available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party), in any of which events such reasonable fees and expenses of one additional counsel (for all indemnified parties) shall be borne by the indemnifying party (in the case of the Investor, one additional counsel for Investor). No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(d) In order to provide for just and equitable contribution under the Act in any case in which (i) any indemnified party makes a claim for indemnification pursuant to this paragraph but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of the time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact the this paragraph provides for indemnification in such case, or (ii) contribution under the Act is required on the part of any such person in circumstances for which indemnification is provided under this paragraph, then, in each such case, the relevant Investor shall contribute to the aggregate losses, claims, damages, or liabilities to which it may be subject (after any contributions from others) in the same proportion as the amount of the Series A Preferred Stock purchased by such Investor pursuant to the Subscription Agreement bears to the aggregate Offering of the Series A Preferred Stock, and the Company shall be responsible for the remaining portion thereof; provided, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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ARTICLE VI

NOTICES

Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by electronic mail (with receipt confirmed) to the addresses of the Parties as follows:

Company:	CoLabs Int’l Corp.
18593 Main St.
Huntington Beach, California 92648
wayne@klenskin.com
Attn: Wayne Thaler,
Manager, Investor Relations and Marketing

With Copy to:	FitzGerald Kreditor Bolduc Risbrough LLP
2 Park Plaza, Suite 850
Irvine, California 92614
lbolduc@fkbrlegal.com
Attn: Lynne Bolduc, Esq.

Investor:	At the address below Investor’s signature on this Agreement

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient. If notice is given by mail in accordance with the provisions of this Article, such notice shall be conclusively deemed given upon receipt and delivery or refusal. If notice is given by electronic mail transmission in accordance with the provisions of this Article, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

ARTICLE VII

MISCELLANEOUS

(a) This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California applicable to contracts made and to be performed entirely therein, without giving effect to the rules of conflicts of law. The Parties agree that the courts of the County of Orange, State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.

(b) This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

(c) This Agreement represents the entire agreement between the Parties relating to the subject matter hereof, superseding any and all prior to contemporaneous oral and prior written agreements and understandings. This Agreement may not be modified or amended, nor may any right be waived except by a writing signed by the party against whom the modification or waiver is sought to be enforced.

(d) The warranties, representations, and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

(e) The captions and headings contained herein are solely for convenience of reference and do not constitute a part of this Agreement.

(f) Each of the Transaction Documents is hereby incorporated herein as if each of such attachments were fully set forth herein in its entirety. Each of such attachments is hereby expressly made a part of this Agreement.

(g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that this Agreement may be executed by facsimile signatures and such signatures shall be deemed originals.

(h) All Parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

(i) The term “days,” as used in this Agreement and in all documents contained in this package, refers to calendar days unless otherwise clearly indicated.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this Agreement as of the ___ day of February, 2023.

COMPANY:

CoLabs Int’l, Corp.,
a Nevada corporation

By:	Laura Cohen
Its:	Chief Executive Officer

INVESTOR:

________________________________________________
Name:___________________________________________
Address:_________________________________________
Address:_________________________________________
Email: ___________________________________________
Social Security/Tax I.D. Number:_______________________
Number of Shares of Series A Preferred Stock Being Subscribed:_______________________________________
Purchase Price ($5.00 per share):_______________________
Date: ___________________________________________

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INVESTOR REPRESENTATIONS AND WARRANTIES AGREEMENT

This INVESTOR REPRESENTATIONS AND WARRANTIES AGREEMENT (“Agreement”), dated as of the date set forth on the signature page of this Agreement, is by and between CoLabs Int’l, Corp., a Nevada corporation (the “Company”) and the purchaser set forth on the signature page of this Agreement, or assigns (the “Investor”) (the Company and the Investor may be referred to individually as a “Party” and collectively as the “Parties”).

RECITALS:

This Agreement is being made pursuant to an Offering of up to a maximum of $300,000 of the Series A Preferred Stock of the Company. The Series A Shares are being issued on the Closing (as defined in the Subscription Agreement) pursuant to a Subscription Agreement of even date herewith between the Company and the Investor which contains representations and warranties and additional covenants of the Company with respect to the sale of the Series A Shares. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Subscription Agreement. THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

ARTICLE 1

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby represents and warrants that:

(a) Investor acknowledges that the Series A Shares are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (“Rule 144”), that the Series A Shares will include the restrictive legend set forth in Section 1.04 of the Subscription Agreement, and, except as otherwise set forth in the Subscription Agreement, that the Series A Shares cannot be sold unless registered with the United States Securities and Exchange Commission (“SEC”) and qualified by appropriate state securities regulators, or unless Investor otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

(b) Investor has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Series A Shares. Investor represents that Investor is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment. Investor has reviewed the Transaction Documents with care. Additionally, Investor has had a full opportunity to inspect the Disclosure Documents and to make any and all inquiries of Company officers and directors regarding the Company and its business as Investor has deemed appropriate.

(c) Investor is an “Accredited Investor” as defined in Regulation D of the Act. Investor, either alone or with Investor’s professional advisers who are unaffiliated with, have no equity interest in, and are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has sufficient knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of an investment in the Series A Shares offered by the Company and of making an informed investment decision with respect thereto and has the capacity to protect Investor’s own interests in connection with Investor’s proposed investment in the Series A Shares.

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(d) Investor is acquiring the Series A Shares solely for Investor’s own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Series A Shares.

(e) Investor will not sell or otherwise transfer the Series A Shares without registration under the Act or an exemption therefrom and fully understands and agrees that Investor must bear the economic risk of Investor’s purchase for an indefinite period of time because, among other reasons, the Series A Shares have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned, or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

ARTICLE 2

MISCELLANEOUS

(a) This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California applicable to contracts made and to be performed entirely therein, without giving effect to the rules of conflicts of law. The Parties agree that the courts of the County of Orange, State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.

(b) This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

(c) The warranties and representations of the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

(d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that this Agreement may be executed by facsimile signatures and such signatures shall be deemed originals.

(e) All Parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this Agreement as of the ___ day of February, 2023.

COMPANY:

CoLabs Int’l, Corp.,
a Nevada corporation

By:	Laura Cohen
Its:	Chief Executive Officer

INVESTOR:

PLEASE CHECK ONE:

I.	If Investor is an individual:

I certify that I am an “accredited investor” because:

1.	☐	I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year; or

2.	☐	I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

3.	☐	I hold, in good standing, a Series 7, Series 65, or Series 82 license.

II.	If Investor is a corporation, partnership, employee benefit plan or IRA, it certifies as follows:

A.	Has the subscribing entity been formed for the specific purpose of investing in the Securities?

☐ YES ☐ NO

If your answer to question A is “No” CHECK whichever of the following statements (1-5) is applicable to you. If your answer to question A is “Yes” the subscribing entity must be able to certify to statement (B) below in order to qualify as an “accredited investor.”

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The undersigned entity certifies that it is an “accredited investor” because it is:

1.	☐	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

2.	☐	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

3.	☐	each of its shareholders, partners, or beneficiaries meets at least one of the following conditions described above under Individual Accredited Investor Status. Please also CHECK the appropriate space in that section; or

4.	☐	the plan is a self directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under Individual Accredited Investor Status; or

5.	☐	a corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000; or

6.	☐	all equity owners are Accredited Investors.

B.	If the answer to Question A above is “Yes,” please certify the statement below is true and correct:

☐	The undersigned entity certifies that it is an accredited investor because each of its shareholder or beneficiaries meets at least one of the following conditions described above under Individual Accredited Investor Status. Please also CHECK the appropriate space in that section.

III.	If Investor is a Trust, it certifies as follows:

Has the subscribing entity been formed for the specific purpose of investing in the Securities?

☐ YES ☐ NO

If your answer to question A is “No” CHECK whichever of the following statements (1-3) is applicable to the subscribing entity. If your answer to question A is “Yes” the subscribing entity must be able to certify to the statement (3) below in order to qualify as an “accredited investor.”

The undersigned trustee certifies that the trust is an “accredited investor” because:

1.	☐	the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person”; or

2.	☐	the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of acc), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

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3.	☐	the undersigned trustee certifies that the trust is an accredited investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the following conditions described above under Individual Accredited Investor Status. Please also CHECK the appropriate space in that section.

Date:

Print Name:

[Signature]

[Individual name and title if signing on behalf of an entity]

Address

Address

Email Address

Social Security/Tax I.D. Number

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SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of February ____, 2023, is by and between CoLabs Int’l, Corp., a Nevada corporation (the “Company”) and the name of the purchaser as set forth on the signature page of this Agreement (the “Purchaser”) (each a “Party” and collectively, the “Parties”).

RECITALS:

WHEREAS, the Company is offering a maximum of $300,000 of their Series A Preferred Convertible Preferred Stock (the “Series A Preferred Stock”) at a purchase price of $5.00 per share of Series A Preferred Stock; and

WHEREAS, the Company desires to sell to Purchaser and Purchaser desires to purchase from the Company _______ shares of Series A Preferred Stock (the “Series A Shares”) for the purchase price of $_________ (the “Purchase Price”), upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the Parties hereto as follows:

ARTICLE 1

SALE AND PURCHASE OF THE SHARES

1.1 Sale of the Series A Shares. Upon execution of this Agreement, subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, the Company shall sell to Purchaser, and Purchaser shall purchase from the Company, the Series A Shares.

1.2 Consideration and Payment for the Series A Shares. In consideration for the Series A Shares, Purchaser shall pay the Purchase Price.

1.3 Issuance of the Series A Shares; Restrictive Legend. As soon as practicable after the full execution of this Agreement, receipt and clearing of the Purchase Price (as defined below), and the Authorization (the “Closing”), Company shall deliver to Purchaser a certificate or other documentary proof of the issuance of the Series A Shares of Company to Purchaser, which shall contain the following restrictive legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

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ARTICLE 2

REPRESENTATIONS AND COVENANTS OF THE COMPANY AND PURCHASER

2.1 The Company hereby represents and warrants that:

(a) The Series A Shares issued hereunder have been duly authorized by the appropriate corporate action of the Company.

(b) The Series A Shares issued hereunder are free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent.

(e) Purchaser acknowledges and agrees that the Company makes no other representations or warranties with respect to the Series A Shares or the Company.

2.2 Purchaser represents and warrants to the Company as follows:

(a) Purchaser has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Shares offered by the Company of the size contemplated. Purchaser represents that Purchaser is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment. Purchaser has had a full opportunity to inspect the Disclosure Documents (attached hereto) of the Company and to make any and all inquiries of the Company officers and directors regarding the Company and its business as Purchaser has deemed appropriate.

(b) Purchaser is an “Accredited Investor” as defined in Regulation D of the Securities Act of 1933 (the “Act”) or Purchaser, either alone or with Purchaser’s professional advisers who are unaffiliated with, have no equity interest in and are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has sufficient knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an investment in the Series A Shares offered by the Company and of making an informed investment decision with respect thereto and has the capacity to protect Purchaser’s own interests in connection with Purchaser’s proposed investment in the Series A Shares.

(c) Purchaser is acquiring the Series A Shares solely for Purchaser’s own account, as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Series A Shares.

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(d) Purchaser will not sell or otherwise transfer the Series A Shares without registration under the Act or an exemption therefrom and fully understands and agrees that Purchaser must bear the economic risk of Purchaser’s purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

ARTICLE 3

MISCELLANEOUS

3.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements, and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant, or condition not so set forth.

3.2 Notices. Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by electronic mail (with receipt confirmed) to the addresses of the Parties as follows:

Company:	CoLabs Int’l Corp.
18593 Main St.
Huntington Beach, California 92648
wayne@klenskin.com
Attn: Wayne Thaler,
Manager, Investor Relations and Marketing

With Copy to:	FitzGerald Kreditor Bolduc Risbrough LLP
2 Park Plaza, Suite 850
Irvine, California 92614
lbolduc@fkbrlegal.com
Attn: Lynne Bolduc, Esq.

Investor:	At the address below Investor’s signature on this Agreement, or as provided to the Company from time to time.

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The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section 3.2, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient. If notice is given by mail in accordance with the provisions of this Section 3.2, such notice shall be conclusively deemed given upon receipt and delivery or refusal. If notice is given by electronic mail transmission in accordance with the provisions of this Section 3.2, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

3.3 Waiver and Amendment. Any term, provision, covenant, representation, warranty, or condition of this Agreement may be waived, but only by a written instrument signed by the Party entitled to the benefits thereof. The failure or delay of any Party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such Party’s right at a later time to enforce the same. No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

3.4 Choice of Law; Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California applicable to contracts made and to be performed entirely therein, without giving effect to the rules of conflicts of law. The Parties agree that the courts of the County of Orange, State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.

3.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

3.7 Attorneys’ Fees. Except as otherwise provided herein, if a dispute should arise between the Parties including, but not limited to arbitration, the prevailing Party shall be reimbursed by the non-prevailing Party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys’ fees exclusive of such amount of attorneys’ fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

3.8 Taxes. Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the Party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the Party required to withhold such tax shall furnish to the Party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written above.

COMPANY:

CoLabs Int’l, Corp.,
a Nevada corporation

By:	Laura Cohen
Its:	Chief Executive Officer

INVESTOR:

Name:
Address:
Address:
Email:

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DISCLOSURE DOCUMENTS

a.	Term Sheet for the Series A Preferred Stock Offering (attached herein);

b.	Certificate of Designation of the Series A Convertible Preferred Stock (attached herein); and

c.	The following Disclosure Documents may be found as publicly filed with the Securities and Exchange Commission at https://www.sec.gov/edgar/browse/?CIK=1584879:

i.	Annual Report on Form 1-K for the fiscal year ended December 31, 2021, as filed with the SEC on October 7, 2022, as amended on Form 1-K/A on December 29, 2022;

ii.	Semi-Annual Report on Form 1-SA for the six months ended June 30, 2021, as filed with the SEC on October 7, 2022;

iii.	Semi-Annual Report on Form 1-SA for the six months ended June 30, 2020, as filed with the SEC on September 28, 2021

iv.	Current Report on Form 1-U dated December 14, 2022, as filed with the SEC on December 20,2022;

v.	Current Report on Form 1-U dated October 20, 2021, as filed with the SEC on October 25, 2021; and

vi.	Offering Circular on Form 253G2, as filed with the SEC on May 26, 2021; and Supplement to the Offering Circular on Form 253G2, as filed with the SEC on September 30, 2021.

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